                                                                    EXHIBIT 10.5

                        SUPPLEMENT NO. 2 dated as of March 19, 2004, to the
                  Guarantee and Collateral Agreement (the "Collateral Agreement") dated as of November 25, 2003, among CRUNCH HOLDING CORP., a Delaware corporation ("Holdings"), PINNACLE FOODS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on
                  Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the "Grantors") and DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA"), as Collateral Agent (in such capacity, the "Collateral Agent").

            A. Reference is made to the Credit Agreement dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto and, DBTCA, as Administrative Agent, General Electric Capital Corporation, as Syndication Agent, and JPMorgan Chase Bank, Citicorp North America, Inc. and Canadian Imperial Bank of Commerce, as Co-Documentation Agents.

            B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

            C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.14 of Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

            SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, (a) does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral of the New Subsidiary and (b) guarantee the Obligations set forth in Section 2 of the Collateral Agreement. Each reference to a "Guarantor" or "Grantor" in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. The New Subsidiary hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

            SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

            SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

            IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                    SEA COAST FOODS, INC.

                                        by
                                            /S/ N. MICHAEL DION
                                           --------------------------------
                                            Name: N. Michael Dion
                                            Title: Chief Financial Officer

                                            Legal Name: Sea Coast Foods, Inc.
                                            Jurisdiction of Formation:
                                            Washington
                                            Location of Chief Executive office:
                                            Cherry Hill Executive Campus #6
                                            One South Union Place
                                            Cherry Hill, NJ 08002

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    AS COLLATERAL AGENT

                                        by
                                            /S/ SCOTTYE LINDSEY
                                           -------------------------------------
                                            Name: Scottye Lindsey
                                            Title: Director

                                                                      Schedule I
                                                   to the Supplement No.2 to the
                                                                   Guarantee and
                                                            Collateral Agreement

                             LOCATION OF COLLATERAL

Description         Location
-----------         --------
None.

                                EQUITY INTERESTS

                                                  Number and
                Number of       Registered         Class of            Percentage
Issuer         Certificate         Owner       Equity Interests    of Equity Interests
------         -----------         -----       ----------------    -------------------
None.

                                 DEBT SECURITIES

               Principal
Issuer           Amount        Date of Note       Maturity Date
------           ------        ------------       -------------
None.

                              INTELLECTUAL PROPERTY

I.   Copyrights - None

II.  Copyright Applications - None

III. Copyright Licenses - None

IV.  Patents - None

V.   Pffatent Applications - None

VI.  Patent Licenses - None

VII. United States Trademarks and Applications

  COUNTRY/                            REG. NO. OR      FILING       ISSUE               GOODS AND/OR
STATE OF REG.        TRADEMARK         SERIAL NO.       DATE         DATE                 SERVICES                RECORD OWNER
--------------------------------------------------------------------------------------------------------------------------------
United States      CHEF'S CHOICE         585,900     10/28/1950   02/23/1954        Canned fruits, canned      Sea Coast Foods,
                     (script)                                                     vegetables in Classes 29           Inc.
                                                                                           and 30

--------------------------------------------------------------------------------------------------------------------------------
United States     CHEF'S CHOICE        1,445,405     09/02/1986   06/30/1987         Canned fruits and         Sea Coast Foods,
                     (font)                                                       vegetables, and frozen             Inc.
                                                                                  fruits and vegetables in
                                                                                          Class 29

--------------------------------------------------------------------------------------------------------------------------------
United States     SUN UP SKILLET       2,143,075     09/05/1995   03/10/1998        Prepared and packaged      Sea Coast Foods,
                (with star design)                                              entrees consisting primarily         Inc.
                                                                                      of cheese, meats,
                                                                                  vegetables, potatoes, or
                                                                                combinations thereof with or
                                                                                 without sauces in Class 29

--------------------------------------------------------------------------------------------------------------------------------
United States     SKILLET DINNER       2,164,854     11/15/1996   06/09/199        Frozen meals consisting     Sea Coast Foods,
                                                                                  primarily of vegetables,            Inc.
                                     (Supplemental)                              which also include chicken,
                                                                                         in Class 29

                                                                                  Frozen meals consisting
                                                                                 primarily of pasta, which
                                                                                also include vegetables with
                                                                                    chicken in Class 30
--------------------------------------------------------------------------------------------------------------------------------
United States     SKILLET DINNER       2,213,548     02/04/1998   12/22/1998       Frozen meals consisting     Sea Coast Foods,
                                     (Supplemental)                               primarily of vegetables,           Inc.
                                                                                 which also include chicken,
                                                                                         in Class 29

                                                                                  Frozen meals consisting
                                                                                 primarily of pasta, which
                                                                                also include vegetables with
                                                                                     chicken in Class 30



  COUNTRY/                            REG. NO. OR      FILING       ISSUE               GOODS AND/OR
STATE OF REG.        TRADEMARK         SERIAL NO.       DATE         DATE                 SERVICES                RECORD OWNER
--------------------------------------------------------------------------------------------------------------------------------

United States      READY TO COOK       2,223,43      02/19/1998   02/09/1999       Frozen meals consisting     Sea Coast Foods,
                       MEALS         (Supplemental)                                primarily of vegetables,           Inc.
                                                                                 which also include chicken,
                                                                                 beef, pork, or seafood in
                                                                                          Class 29

                                                                                  Frozen meals consisting
                                                                                 primarily of pasta or rice,
                                                                                    which also include
                                                                                  vegetables with chicken,
                                                                                  beef, pork or seafood in
                                                                                           Class 30

--------------------------------------------------------------------------------------------------------------------------------
United States         SKILLETT         2,270,067     03/04/1999   08/10/1999      Frozen meals consisting      Sea Coast Foods,
                       DINNER        (Supplemental)                             primarily of rice which also         Inc.
                                                                                      include a protein
                                                                                  ingredient; frozen meals
                                                                                consisting primarily of rice
                                                                                    which also include a
                                                                                vegetable ingredient and a
                                                                                  protein ingredient; and
                                                                                   frozen meals consisting
                                                                                primarily of rice which also
                                                                                     include a vegetable
                                                                                   ingredient and beef or
                                                                                seafood as an ingredient in
                                                                                            Class 30

--------------------------------------------------------------------------------------------------------------------------------
United States      CHEF'S CHOICE       1,178,351     03/31/1980   11/17/1981     Fresh Cornish game hens in    Trademark License
                                                                                         Class 29               dated 09/30/97
                                                                                                                between Perdue
                                                                                                                Holdings, Inc.
                                                                                                              (Licensor) and Sea
                                                                                                               Coast Foods, Inc.
                                                                                                                   (Licensee)

--------------------------------------------------------------------------------------------------------------------------------
United States      CHEF'S CHOICE       1,547,565     02/18/1988   07/11/1989     Fresh pork, beef, chicken,    Trademark License
                  (with chef hat                                                   turkey and sausage in         dated 09/30/97
                      design)                                                            Class 29               between Perdue
                                                                                                                 Holdings, Inc.
                                                                                                                (Licensor) and
                                                                                                                Sea Coast Foods,
                                                                                                                Inc.(Licensor)

  COUNTRY/                            REG. NO. OR      FILING       ISSUE               GOODS AND/OR
STATE OF REG.        TRADEMARK         SERIAL NO.       DATE         DATE                 SERVICES                RECORD OWNER
--------------------------------------------------------------------------------------------------------------------------------
United States      CHEF'S CHOICE       2,028,196     03/03/1995   01/07/1997         Poultry in Class 29       Trademark License
                                                                                                                dated 09/30/97
                                                                                                                between Perdue
                                                                                                                Holdings, Inc.
                                                                                                               (Licensor) and Sea
                                                                                                               Coast Foods, Inc.
                                                                                                                   (Licensee)

--------------------------------------------------------------------------------------------------------------------------------
United States      CHEF'S CHOICE       2,095,467     04/07/1994   09/09/1997      Frozen meals consisting      Trademark License
                                                                                primarily of vegetables with    dated 09/30/97
                                                                                seafood, fish, chicken, pork    between Perdue
                                                                                     or beef in Class 29        Holdings, Inc.
                                                                                                              (Licensor) and Sea
                                                                                  Frozen meals consisting      Coast Foods, Inc.
                                                                                  primarily of pasta with          (Licensee)
                                                                                 seafood, fish, or chicken,
                                                                                and frozen meals consisting
                                                                                   primarily of pasta and
                                                                                  vegetables with seafood,
                                                                                fish, or chicken in Class 30

                                     ANNEX B

                              Financing Statement

                                       5